Exhibit 99.2

BLACK KNIGHT, INC. Second Quarter 2021 Financial Results August 5, 2021

Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Black Knight management's beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Black Knight undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: changes in general economic, business, regulatory and political conditions, including those resulting from pandemics such as COVID-19, particularly as they affect foreclosures and the mortgage industry; the outbreak of COVID-19 and measures to reduce its spread, including the effect of governmental or voluntary actions such as business shutdowns and stay-at-home orders; security breaches against our information systems or breaches involving our third-party vendors; our ability to maintain and grow our relationships with our clients; our ability to comply with changes to the laws, rules and regulations that affect our and our clients’ businesses; our ability to adapt our solutions to technological changes or evolving industry standards to achieve our growth strategies; our ability to protect our proprietary software and information rights; the effect of any potential defects, development delays, installation difficulties or system failures on our business and reputation; risks associated with the availability of data; the effects of our existing leverage on our ability to make acquisitions and invest in our business; our ability to successfully consummate, integrate and achieve the intended benefits of acquisitions; risks associated with our investment in DNB and integrating and achieving the intended benefits of the acquisition of Optimal Blue, LLC (“Optimal Blue”); and other risks and uncertainties detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of our Annual Report on Form 10-K for the year ended December 31, 2020 and other filings with the Securities and Exchange Commission (“SEC”). Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, including Adjusted revenues, Organic revenue growth, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net earnings and Adjusted EPS. These are important financial measures for us but are not financial measures as defined by generally accepted accounting principles ("GAAP"). The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. We believe these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making, including determining a portion of executive compensation. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations. By disclosing these non-GAAP financial measures, we believe we offer investors a greater understanding of, and an enhanced level of transparency into, the means by which our management operates the company. These non- GAAP financial measures are not measures presented in accordance with GAAP, and our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, net earnings, net earnings per share, net earnings margin or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the attached schedules. We have not provided a reconciliation of forward-looking Adjusted EBITDA and Adjusted EPS, including certain components of the forward-looking reconciliation, to the most directly comparable GAAP financial measures, due primarily to variability and difficulty in making accurate forecasts and projections of non-operating matters that may arise, as not all of the information necessary for a quantitative reconciliation is available to us without unreasonable effort. For the same reasons, we are unable to address the probable significance of the information. See the Appendix for further information. Revenues, EBITDA and EBITDA margin for the Software Solutions and Data and Analytics segments are presented in conformity with Accounting Standards Codification Topic 280, Segment Reporting. These measures are reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. For these reasons, these measures are excluded from the definition of non-GAAP financial measures under the SEC's Regulation G and Item 10(e) of Regulation S-K. 2 Disclaimer Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

3 Financial Highlights (GAAP) Metrics Second Quarter 2021 First Half 2021 Revenues $361.3 million, +23% $711.0 million, +22% Net earnings attributable to Black Knight $39.7 million, +2% $93.8 million, +5% Net earnings margin 8.9% 10.9% Diluted EPS $0.25, -4% $0.60, flat Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

4 Financial Highlights (Non-GAAP) Metrics(1) Second Quarter 2021 First Half 2021 Organic revenue growth +11% +10% Adjusted EBITDA $177.5 million, +20.5% $351.5 million, +22% Adjusted EBITDA margin 49.1% 49.4% Adjusted net earnings $88.6 million, +13% $176.1 million, +19% Adjusted EPS $0.57, +10% $1.13, +14% (1) See appendix for non-GAAP reconciliations. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

5 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Software Solutions Revenues ($ in millions) $245.1 $305.4 Q2 2020 Q2 2021 $489.8 $601.2 YTD 2020 YTD 2021 +25% Y/Y +23% Y/Y EBITDA MARGIN (%) 59.6% 57.2% Q2 2020 Q2 2021 58.3% 57.5% YTD 2020 YTD 2021 -240 bps Y/Y -80 bps Y/Y SECOND QUARTER HIGHLIGHTS • Organic revenue growth of 11% • Servicing software solutions growth of 13% • Origination software solutions growth of 61% • EBITDA margin of 57.2% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

6 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Data & Analytics SECOND QUARTER HIGHLIGHTS • Revenues increased 16% primarily driven by strong sales execution across nearly all business lines and revenue from an acquired business • Organic revenue growth of 14% • EBITDA margin expansion of 380 basis points to 37.2% $48.2 $55.9 Q2 2020 Q2 2021 $94.3 $109.8 YTD 2020 YTD 2021 Revenues ($ in millions) +16% Y/Y +16% Y/Y EBITDA MARGIN (%) 33.4% 37.2% Q2 2020 Q2 2021 32.6% 36.9% YTD 2020 YTD 2021 +380 bps Y/Y +430 bps Y/Y Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

7 Balance Sheet Highlights ($ in millions) June 30, 2021 Maturity Interest Rate Cash and cash equivalents $ 88.7 Revolver ($1,000mm) 98.0 2026 LIBOR + 150 bps Term A Loan 1,150.0 2026 LIBOR + 150 bps Senior Notes 1,000.0 2028 3.625% Other 9.0 2023 0.00% Total long-term debt(1) $ 2,257.0 Net leverage ratio(2) 3.2x Market value of DNB Investment(3) $ 1,172 After-tax value of our DNB investment(3) $ 1,000 (1) Excludes debt issuance costs and discount. (2) Calculated in accordance with the terms of our second amended and restated credit and guaranty agreement. (3) See appendix for more information. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

8 Full Year 2021 Financial Guidance 2021 Outlook ($ in millions) 2020 Actual (Prior) Feb. 16, 2021 (Prior) May 6, 2021 (Updated) Aug. 5, 2021 (Updated) Aug. 5, 2021 Revenues $1,239 +13 to 15% +14 to 15% $1,447 to $1,463 +17 to 18% Organic revenue growth +5 to 7% +6 to 8% +8 to 9% Adjusted EBITDA $610 +13 to 17% +14 to 17% $704 to $716 +15 to 17% Adjusted EPS $2.11 Flat to +5% +2 to 6% $2.23 to $2.29 +6 to 9% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

9 Full Year 2021 Financial Guidance (Continued) Full year 2021 guidance is based upon the following estimates and assumptions: ▪ Incremental foreclosure revenues to be delayed until at least the first quarter of 2022 ▪ Full year headwind of ~$5 million related to market origination volume (Second half headwind of ~$12 million) ▪ Interest expense of ~$83 million to $84 million ▪ Adjusted depreciation and amortization expense of ~$144 million to $147 million (excluding incremental depreciation and amortization expense resulting from purchase accounting)(1) ▪ Adjusted earnings attributable to non-controlling interest of $20 million to $21 million(1) ▪ Adjusted effective tax rate of ~22% to 23%(1) ▪ Diluted weighted average shares outstanding of ~156 million for the full year 2021 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved. (1) Represents a component of the full year Adjusted EPS guidance range. Refer to Slide 2 for the disclaimer related to certain forward-looking non-GAAP financial measures, including certain components of the forward-looking non-GAAP financial measures.

Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. APPENDIX

11 Non-GAAP Financial Measures Adjusted Revenues – We define Adjusted Revenues as Revenues adjusted to include the revenues that were not recorded by Black Knight during the periods presented due to the deferred revenue purchase accounting adjustment recorded in accordance with GAAP. These adjustments are reflected in Corporate and Other. Organic revenue growth – We define Organic revenue growth as Adjusted revenues, as defined above, for the current period compared to an adjusted revenue base for the prior period, which is adjusted to add pre-acquisition revenues of acquired businesses for the portion of the prior year matching the portion of the current year that we owned the acquired business. Adjusted EBITDA – We define Adjusted EBITDA as Net earnings attributable to Black Knight, with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to:(i) Depreciation and amortization;(ii) Impairment charges;(iii) Interest expense, net;(iv) Income tax expense;(v) Other expense (income), net;(vi) Equity in losses (earnings) of unconsolidated affiliates, net of tax;(vii)(Gains) losses on sale of investments in unconsolidated affiliate, net of tax;(viii) Net earnings (losses) attributable to redeemable noncontrolling interests;(ix) deferred revenue purchase accounting adjustment;(x) equity-based compensation, including certain related payroll taxes;(xi) costs associated with debt and/or equity offerings;(xii) acquisition- related costs, including costs pursuant to purchase agreements; and (xiii) costs associated with expense reduction initiatives. These adjustments are reflected in Corporate and Other. Adjusted EBITDA Margin – Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Adjusted revenues. Adjusted net earnings – We define Adjusted net earnings as Net earnings attributable to Black Knight with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to:(i) equity in losses (earnings) of unconsolidated affiliates, net of tax;(ii)(gains) losses on sale of investments in unconsolidated affiliate, net of tax;(iii) the net incremental depreciation and amortization adjustments associated with the application of purchase accounting;(iv) deferred revenue purchase accounting adjustment;(v) equity-based compensation, including certain related payroll taxes;(vi) costs associated with debt and/or equity offerings;(vii) acquisition-related costs, including costs pursuant to purchase agreements;(viii) costs associated with expense reduction initiatives;(ix) costs and settlement (gains) losses associated with significant legal matters;(x) adjustment for income tax expense primarily related to the tax effect of the non-GAAP adjustments; and (xi) adjustment for redeemable noncontrolling interests primarily related to the effect of the non- GAAP adjustments. Adjusted EPS – Adjusted EPS is calculated by dividing Adjusted net earnings by the diluted weighted average shares of common stock outstanding. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

12 Non-GAAP Reconciliation: Adjusted Revenues and Organic Revenue Growth Three months ended June 30, 2021 2020 Organic revenue growth ($ in millions) As reported As reported Pre-acquisition revenues Adjusted base Servicing Software $ 207.8 $ 184.3 $ — $ 184.3 13% Origination Software 97.6 60.8 30.6 91.4 7% Software Solutions 305.4 245.1 30.6 275.7 11% Data and Analytics 55.9 48.2 0.7 48.9 14% Corporate and Other —(0.2) Revenues 361.3 293.1 Deferred revenue purchase accounting adjustment — 0.2 Adjusted revenues $ 361.3 $293.3 $ 31.3 $ 324.6 11% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

13 Non-GAAP Reconciliation: Adjusted Revenues and Organic Revenue Growth Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved. Six months ended June 30, 2021 2020 Organic revenue growth ($ in millions) As reported As reported Pre-acquisition revenues Adjusted base Servicing Software $ 410.5 $ 380.0 $ — $ 380.0 8% Origination Software 190.7 109.8 58.3 168.1 13% Software Solutions 601.2 489.8 58.3 548.1 10% Data and Analytics 109.8 94.3 3.0 97.3 13% Corporate and Other —(0.3) Revenues 711.0 583.8 Deferred revenue purchase accounting adjustment — 0.3 Adjusted revenues $ 711.0 $584.1 $ 61.3 $ 645.4 10%

14 Non-GAAP Reconciliation: Adjusted EBITDA Three months ended June 30, Six months ended June 30, ($ in millions) 2021 2020 2021 2020 Net earnings attributable to Black Knight $ 39.7 $ 39.1 $ 93.8 $ 89.2 Depreciation and amortization 90.4 58.6 178.2 116.3 Interest expense, net 20.9 13.0 41.2 27.7 Income tax expense 10.5 17.2 15.7 25.4 Other expense (income), net 1.0 (18.8) 4.2 (18.0) Equity in losses (earnings) of unconsolidated affiliates, net of tax 5.0 31.0 (1.4) 25.4 (Gains) losses on sale of investments in unconsolidated affiliate, net of tax —(5.0) —(5.0) Net losses attributable to redeemable noncontrolling interests (7.5) —(16.1) — EBITDA 160.0 135.1 315.6 261.0 Deferred revenue purchase accounting adjustment — 0.2 — 0.3 Equity-based compensation 13.2 9.5 23.7 21.2 Debt and/or equity offering expenses ——— 0.2 Acquisition-related costs 4.0 2.5 11.3 3.9 Expense reduction initiatives 0.3 — 0.9 0.8 Adjusted EBITDA $ 177.5 $ 147.3 $ 351.5 $ 287.4 Net earnings margin (%) 8.9% 13.3% 10.9% 15.3% Adjusted EBITDA margin (%) 49.1% 50.2% 49.4% 49.2% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

15 Non-GAAP Reconciliation: Adjusted EBITDA for Corporate and Other Three months ended June 30, Six months ended June 30, ($ in millions) 2021 2020 2021 2020 EBITDA $ (35.6) $ (27.2) $ (70.6) $ (55.3) Deferred revenue purchase accounting adjustment — 0.2 — 0.3 Equity-based compensation 13.2 9.5 23.7 21.2 Debt and/or equity offering expenses ——— 0.2 Acquisition-related costs 4.0 2.5 11.3 3.9 Expense reduction initiatives 0.3 — 0.9 0.8 Adjusted EBITDA $ (18.1) $ (15.0) $ (34.7) $ (28.9) Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

16 Non-GAAP Reconciliation: Adjusted Net Earnings Three months ended June 30, Six months ended June 30, ($ in millions, except per share data) 2021 2020 2021 2020 Net earnings attributable to Black Knight $ 39.7 $ 39.1 $ 93.8 $ 89.2 Equity in losses (earnings) of unconsolidated affiliates, net of tax 5.0 31.0 (1.4) 25.4 (Gains) losses on sale of investments in unconsolidated affiliate, net of tax —(5.0) —(5.0) Depreciation and amortization purchase accounting adjustment(1) 53.7 24.7 106.6 48.3 Deferred revenue purchase accounting adjustment — 0.2 — 0.3 Equity-based compensation 13.2 9.5 23.7 21.2 Debt and/or equity offering expenses 0.1 — 2.3 0.2 Acquisition-related costs 4.0 2.5 11.3 3.9 Expense reduction initiatives 0.3 — 0.9 0.8 Legal matters 1.0 (18.7) 1.9 (17.9) Income tax expense adjustment(2) (15.9) (5.0) (38.0) (18.7) Redeemable noncontrolling interests adjustment(3) (12.5) —(25.0) — Adjusted net earnings $ 88.6 $ 78.3 $ 176.1 $ 147.7 Adjusted EPS $ 0.57 $ 0.52 $ 1.13 $ 0.99 Weighted average shares outstanding, diluted 155.7 150.0 155.8 149.3 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

17 Non-GAAP Reconciliation: Adjusted Net Earnings (Continued) Three months ended June 30, Six months ended June 30, ($ in millions) 2021 2020 2021 2020 Other intangible assets $ 39.1 $ 13.4 $ 77.9 $ 26.4 Computer software 14.5 11.3 28.4 22.0 Property and equipment 0.2 0.2 0.4 0.4 Deferred contract costs (0.1) (0.2) (0.1) (0.5) Depreciation and amortization purchase accounting adjustment $ 53.7 $ 24.7 $ 106.6 $ 48.3 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved. (2) The table below shows the reconciliation of the GAAP effective tax rate to the non-GAAP effective tax rate. (1) Components of the depreciation and amortization purchase accounting adjustment are as follows: Three months ended June 30, Six months ended June 30, 2021 2020 2021 2020 GAAP effective tax rate 22.0% 20.9% 17.1% 18.8% Effect of non-GAAP adjustments(a) 0.0% 1.2% 5.4% 4.2% Adjusted effective tax rate 22.0% 22.1% 22.5% 23.0% (a) The effect of the non-GAAP adjustments primarily relate to a higher taxable base, which reduces the net effect of permanent book and tax differences primarily related to the research and experimentation tax credit. Also, the excess tax benefits associated with restricted shares that vested are not included in the calculation of the adjusted effective tax rate since equity-based compensation is included as a non-GAAP adjustment. (3) Components of the redeemable noncontrolling interests adjustment are as follows: ($ in millions) Three months ended June 30, 2021 Six months ended June 30, 2021 Depreciation and amortization purchase accounting adjustment $ 32.2 $ 64.4 Equity-based compensation 2.3 4.5 Acquisition-related costs 1.7 3.4 Expense reduction initiatives 0.3 1.0 Income tax expense adjustment (5.4) (10.9) Subtotal 31.1 62.4 Redeemable noncontrolling interests ownership % 40% 40% Redeemable noncontrolling interests adjustment $ 12.5 $ 25.0

18 Non-GAAP Reconciliation: Revenue Growth to Adjusted Revenue Growth and Organic Revenue Growth Full Year 2021 Guidance Full Year 2020 ($ in millions) Low High As reported Pre-acquisition revenues Adjusted base Revenues $ 1,447 $1,463 $1,239 $101 $1,340 Revenue growth 17% 18% Organic revenue growth 8% 9% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

Dun & Bradstreet Investment 19 DNB shares owned by Black Knight(1) 54.8 million DNB share price(2) $21.37 Market value of DNB investment $1,172 million Total amount invested in DNB $493 million Pre-tax unrealized gain based on amount invested $680 million After-tax unrealized gain based on amount invested $508 million After-tax value of our DNB investment $1,000 million (1) DNB shares owned by Black Knight as of June 30, 2021. (2) Closing price of DNB common stock on June 30, 2021. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.